POWER OF ATTORNEY

The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey (RILA/MVA):

333-288815	333-288843
333-288842	333-288844

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (811-07975)

333-131035	333-162678	333-184542
333-184889	333-184891	333-184892
333-192702	333-248527	333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July 2025.

/s/ Reshma V. Abraham
Reshma V. Abraham
Director and Vice President

POWER OF ATTORNEY

The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey (RILA/MVA):

333-288815	333-288843
333-288842	333-288844

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (811-07975)

333-131035	333-162678	333-184542
333-184889	333-184891	333-184892
333-192702	333-248527	333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of July 2025.

/s/ Markus Coombs
Markus Coombs
Director, Chief Financial Officer,
Chief Accounting Officer and Vice President

POWER OF ATTORNEY

The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey (RILA/MVA):

333-288815	333-288843
333-288842	333-288844

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (811-07975)

333-131035	333-162678	333-184542
333-184889	333-184891	333-184892
333-192702	333-248527	333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July 2025.

/s/ Alan M. Finkelstein
Alan M. Finkelstein
Director and Treasurer

POWER OF ATTORNEY

The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey (RILA/MVA):

333-288815	333-288843
333-288842	333-288844

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (811-07975)

333-131035	333-162678	333-184542
333-184889	333-184891	333-184892
333-192702	333-248527	333-267234

IN WITNESS WHEREOF, I have hereunto set my hand on February 2, 2026.

/s/ Scott E. Gaul
Scott E. Gaul
Director, President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey (RILA/MVA):

333-288815	333-288843
333-288842	333-288844

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (811-07975)

333-131035	333-162678	333-184542
333-184889	333-184891	333-184892
333-192702	333-248527	333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of July 2025.

/s/ Bradley O. Harris
Bradley O. Harris
Director

POWER OF ATTORNEY

The undersigned, being a director and officer of Pruco Life Insurance Company of New Jersey ("PLNJ"), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Ida Colon-Perez and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PLNJ filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company of New Jersey (RILA/MVA):

333-288815	333-288843
333-288842	333-288844

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (811-07975)

333-131035	333-162678	333-184542
333-184889	333-184891	333-184892
333-192702	333-248527	333-267234

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August 2025.

/s/ Salene Hitchcock-Gear
Salene Hitchcock-Gear
Director